                       TCW/DW LATIN AMERICAN GROWTH FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------
    The Latin American equity markets rallied in January as TCW/DW Latin American Growth Fund's fiscal year came to a close. During that month, the Fund's 10.49 percent total return was in line with that of the International Finance Corporation's Investable (IFCI) Latin America Total Return Index, which rose approximately 10 percent. Despite the difficulties experienced over the course of 1995, the Fund posted a positive total return of 1.39 percent for the fiscal year ended January 31, 1996. Over the same period, the IFCI Latin America Index posted a total return of approximately 9 percent.

    The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (December 30, 1992) through the fiscal year ended January 31, 1996, versus the performance of a similar hypothetical investment in the issues comprising the IFCI Latin America Total Return Index.

    As of January 31, 1996, the Fund had net assets in excess of $261 million, with approximately 98 percent invested in Latin American equities. The largest country allocations at the end of the fiscal year were Mexico (approximately 32 percent of net assets), Brazil (approximately 32 percent), Chile (approximately 13 percent) and Argentina (approximately 12 percent). Given the investment adviser's positive outlook for the region's equity markets, the Fund ended the year with a cash position of less than two percent.

    The rally in Latin American stock markets in December and January came on the heels of a difficult year. With Mexico's fiscal and monetary austerity leading the way, slower rates of economic growth were posted in most countries throughout Latin America in 1995, resulting in zero gross domestic product growth for the region. However, TCW is encouraged that the resounding policy response across the region has been to remain on the long, difficult path toward modernization and economic liberalization, and to sustain efforts to restore investor confidence by moving forward with additional free-market reforms and privatizations.

    In addition to privatization, Mexico, Argentina, Peru and Brazil have maintained their commitments to balanced fiscal accounts and remained dedicated to open economies. Foreign exchange reserves are now higher than they were prior to the Mexican peso devaluation, and the region has turned its trade deficit into a surplus on the strength of export growth. The expectation for foreign direct investment in Latin America in 1996 is the highest in seven years. Multinational corporations, given their abilities to borrow at low rates of interest, are continuing to invest in faster-growing Latin American equities. As a result, TCW projects GDP growth of around 35 percent for the region in 1996, with corporate earnings growth rates expected in the high teens. Despite the adversity of the last 13 months, TCW believes that the longer-term outlook for Latin American equities is positive.

THE MAJOR MARKETS

MEXICO

    The Mexican stock market advanced 24 percent in U.S. dollar terms for the fiscal year ended January 31, 1996. Losses posted earlier in the year -- which are attributable in large part to the peso devaluation and the ensuing economic and financial crisis -- were reversed as the Mexican government demonstrated its willingness to adhere to the International Monetary Fund's austerity program, and avoided the wage/price inflation spiral many observers expected. Mexico also showed its ability to return to the international financial markets by raising over $1.9 billion through the issuance of U.S. dollar-denominated Cete (peso)-linked Eurobonds, and through the issuance of additional yen-denominated sovereign bonds. This enabled the Mexican government to prepay $700 million of its loan from the U.S. government. As a result of the peso devaluation and the decline in domestic consumption, Mexican exports increased over 30 percent in 1995 and the current account balance, which posted a deficit over 7.5 percent of gross domestic product in 1994, was reversed and ended the year in surplus. TCW's outlook for the Mexican equity market in 1996 is positive as we anticipate continued export-led growth and a recovery in domestic demand from currently very depressed levels as the year progresses.

BRAZIL

    The Brazilian equity market gained 3.9 percent in U.S. dollar terms for the fiscal year. Following stellar performance in 1994, the Brazilian equity markets lagged the other major Latin equity markets as it too was hit hard by the Mexican peso devaluation and posted substantial losses during the first quarter of 1995. However, on the strength of robust gross domestic product growth, a decline in real interest rates (35 to 20 percent), and a continued decline in inflation to the lowest level in over 20 years, the Fund was able to regain many of these losses over the course of the year. In addition, watershed political events, including passage of legislation permitting the break up of state-owned monopolies and legislation permitting foreigners to own majority control in Brazilian companies, are expected to provide increased foreign investment and stimulus to the equity market.

CHILE

    The  Chilean  market  declined  by 0.3
percent  in  U.S.  dollar  terms  for  the
fiscal   year.  Because  of  Chile's  high
savings rate (approximately 30 percent  of
gross domestic product, the highest in the
region)   and  its  near  balance  in  the
current account, Chile was insulated  from
most   of  the  negative  effects  of  the
Mexican crisis. Further positives  include
economic  growth  of  approximately  eight
percent and  export  growth of  nearly  40
percent  (with non-copper  exports growing
by more than 30 percent). On the basis  of
this  strong  growth, the  Chilean central
bank slowly raised interest rates over the
course of  1995.  TCW believes  that  real
interest  rates  (adjusted  for inflation)
have peaked at  seven percent as  economic
growth  is forecast  to moderate  in 1996.
Corporate earnings growth  is expected  to
approach 20 percent in 1996, driven by the
local    economy   and    investments   in
neighboring countries.

ARGENTINA

    In Argentina, the stock market rose 33
percent  in  U.S.  dollar  terms  for  the
fiscal  year. In the  months following the
devaluation in  Mexico, as  fears  mounted
that  a similar devaluation might occur in
Argentina, Argentine banks saw
approximately 18 percent of deposits leave
the system (similar withdrawals led to the
bank failures of  the Great Depression  in
the  United  States). Later  in  the year,
money  returned  to   the  banks   because
Argentina   was   able  to   maintain  its
currency  policy   (with   the   help   of
multinational financial aid), reduce its fiscal deficit and post a trade surplus as a result of strong export growth. The overwhelming reelection of President Carlos Menem was a clear vote of confidence in the country's economic and political policies. By the end of January 1996, Argentina had recouped its lost foreign reserves and bank deposits, resulting in optimism with regard to future economic growth.

INVESTMENT STRATEGY
    During 1995, the Fund's investment adviser, TCW Fund Management, Inc. (TCW), followed an investment strategy focused on Mexican exporters, with a concentration on blue-chip companies and maintenance of a low cash position. After the devaluation of the Mexican peso, it was clear that the exporters would experience large increases in operating income and cash flow. In addition to exporters, the Fund looked for companies with low debt burdens and top-quality managements that could emerge from the Mexican economic crisis in a position of strength.

    Over the course of the fiscal year, the Fund's holdings in well known companies with good liquidity were increased as it became evident that investors were placing a premium on liquidity during a period dominated by continued volatility. This strategy paid off as second-tier companies generally underperformed the larger blue-chips. Finally, after the first quarter of 1995, when it became apparent that the region had survived the liquidity crisis, the Fund remained fully invested. Despite market volatility, TCW's outlook for the region remains positive, as economic fundamentals slowly improve and markets recover from their March lows.

LOOKING AHEAD

    Going forward, we recognize the potential for short-term volatility as the Latin American markets respond to an ever-changing global economic landscape. With this in mind, TCW remains optimistic for several reasons. First, they expect strong earnings growth in 1996 -- in the neighborhood of 20 percent for the region as a whole. This forecast is predicated on a rebound in economic activity, currently led by exports and investment, with consumers contributing later in the year. Second, while domestic monetary policy is tight in many countries, TCW anticipates a trend toward easing. Real interest rates range from 7 to 20 percent for countries in which the Fund invests. Also, valuations are compelling, with price/earnings ratios at a fraction of earnings growth rates.

    We appreciate your support of TCW/DW Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                                [SIGNATURE]

                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 COMMON AND PREFERRED STOCKS, AND RIGHTS (98.2%)
                 ARGENTINA (11.9%)
                 AUTOMOTIVE
        122,800  Ciadea S.A.*....................  $     644,764
                                                   -------------
                 BANKS
         93,976  Banco de Galicia y Buenos Aires
                   S.A. (ADR)....................      2,408,135
         63,905  Banco Frances del Rio de la
                   Plata S.A. (ADR)..............      1,869,221
                                                   -------------
                                                       4,277,356
                                                   -------------
                 BUILDING & CONSTRUCTION
        136,479  Juan Minetti S.A................        584,189
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         47,040  Buenos Aires Embotelladera S.A.
                   (ADR).........................        999,600
        160,966  Molinos Rio de la Plata S.A.*...      1,456,888
         93,034  Nobleza Piccardo S.A............        370,312
                                                   -------------
                                                       2,826,800
                                                   -------------
                 MULTI-INDUSTRY
      1,391,976  Companhia Naviera Perez Compac
                   S.A.C.F.I.M.F.A...............      8,784,247
        286,800  Sociedad Commercial del Plata
                   S.A...........................      1,003,900
                                                   -------------
                                                       9,788,147
                                                   -------------
                 OIL & GAS
        559,610  Astra Compania Argentina de
                   Petroleo S.A..................      1,080,155
         93,650  Transportadora de Gas del Sur
                   S.A. (ADR)....................      1,182,331
                                                   -------------
                                                       2,262,486
                                                   -------------
                 OIL RELATED
        143,399  Yacimientos Petroliferos
                   Fiscales S.A. (ADR)...........      3,244,402
                                                   -------------
                 REAL ESTATE
        242,078  Inversiones y Representacion
                   S.A. (Class B)................        702,096
                                                   -------------
                 TELECOMMUNICATIONS
        256,103  Telecom Argentina Stet - France
                   Telecom S.A...................      1,360,043
         25,900  Telecom Argentina Stet - France
                   Telecom S.A. (ADR)............      1,382,413
        124,925  Telefonica   de  Argentina  S.A.
                   (ADR).........................      3,997,600
                                                   -------------
                                                       6,740,056
                                                   -------------
                 TOTAL ARGENTINA.................     31,070,296
                                                   -------------

    SHARES                                             VALUE
---------------                                    -------------
                 BRAZIL (31.6%)
                 BANKING
    532,756,084  Banco Bradesco S.A. (Pref.).....  $   6,101,092
     11,437,453  Banco Bradesco S.A. (Rights)*...         50,287
      4,700,200  Banco Itau S.A. (Pref.).........      1,634,016
                                                   -------------
                                                       7,785,395
                                                   -------------
                 BREWERY
     16,681,964  Companhia Cervejaria Brahma
                   (Pref.)*......................      8,127,767
                                                   -------------
                 BUILDING MATERIALS
        120,000  Companhia Cimento Portland Itau
                   (Pref.).......................         33,742
      9,000,000  Duratex S.A. (Pref.)............        409,509
                                                   -------------
                                                         443,251
                                                   -------------
                 FINANCIAL SERVICES
      2,807,000  Itausa Investimentos Itau S.A.
                   (Pref.).......................      1,894,294
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      1,760,000  Brasmotor S.A. (Pref.)..........        487,689
        118,500  Companhia Souza Cruz Industria
                   de Comercio S.A...............        884,509
    127,137,939  Refrigeracao Parana S.A.........        337,995
                                                   -------------
                                                       1,710,193
                                                   -------------
                 MACHINERY - DIVERSIFIED
          3,190  Bardella S.A. Industrias
                   Mecanicas (Pref.).............        260,941
      3,126,200  Confab Industrial S.A.
                   (Pref.).......................      1,246,644
                                                   -------------
                                                       1,507,585
                                                   -------------
                 METALS & MINING
     28,282,300  Companhia Vale do Rio Doce S.A.
                   (Pref.).......................      4,886,939
                                                   -------------
                 PAPER & FOREST PRODUCTS
        207,598  Industria Klabin de Papel e
                   Celulose (Pref.)..............        220,759
                                                   -------------
                 RETAIL - DEPARTMENT STORES
     35,191,300  Lojas Americanas S.A. (Pref.)...        813,214
                                                   -------------
                 TELECOMMUNICATIONS
     49,422,000  Telecomunicacoes Brasileiras
                   S.A...........................      2,147,684
    358,443,140  Telecomunicacoes Brasileiras
                   S.A.
                 (Pref.).........................     19,974,592
     68,305,300  Telecomunicacoes de Sao Paulo
                   S.A. (Pref.)*.................     12,564,543
                                                   -------------
                                                      34,686,819
                                                   -------------
                 TEXTILES
      2,120,600  Companhia de Tecidos Norte de
                   Minas.........................        921,529
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 UTILITIES - ELECTRIC
     19,372,338  Centrais Electricas Brasileiras
                   S.A. (ADR)....................  $   5,902,819
     30,526,403  Centrais Electricas Brasileiras
                   S.A. (Pref.)..................      9,207,862
         93,456  Companhia Energetica de Minas
                   Gerais* (ADR) - 144A**........      2,324,718
      4,710,900  Light Participacoes S.A.........        435,999
      4,710,900  Light-Servicos de Electricidade
                   S.A...........................      1,517,314
                                                   -------------
                                                      19,388,712
                                                   -------------
                 TOTAL BRAZIL....................     82,386,457
                                                   -------------
                 CHILE (13.2%)
                 BUILDING & CONSTRUCTION
         88,700  Madeco S.A. (ADR)...............      2,394,900
        129,906  Maderas y Sinteticos Sociedad
                   Anonima Masisa (ADR)..........      2,581,882
                                                   -------------
                                                       4,976,782
                                                   -------------
                 CHEMICALS
         26,900  Quimica y Minera Chile S.A.
                   (ADR).........................      1,334,913
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         91,945  Compania Cervecerias Unidas S.A.
                   (ADR).........................      1,838,900
         94,140  Embotelladora Andina S.A.
                   (ADR).........................      3,271,365
                                                   -------------
                                                       5,110,265
                                                   -------------
                 INVESTMENT COMPANIES
         84,525  Genesis Chile Fund Ltd..........      3,592,313
      1,624,300  The Five Arrows Chile Investment
                   Trust Ltd.....................      4,742,956
                                                   -------------
                                                       8,335,269
                                                   -------------
                 RETAIL - DEPARTMENT STORES
        102,800  Santa Isabel S.A. (ADR).........      2,351,550
                                                   -------------
                 TELECOMMUNICATIONS
         29,200  Compania de Telecomunicaciones
                   de Chile S.A. (ADR)...........      2,339,650
                                                   -------------
                 UTILITIES - ELECTRIC
         41,100  Chilectra S.A. (ADR)............      2,191,164
        100,400  Chilgener S.A. (ADR)............      2,359,400
         94,100  Empresa Nacional de Electricidad
                   Chile S.A. (ADS)..............      1,905,525
        133,304  Enersis S.A. (ADR)..............      3,665,860
                                                   -------------
                                                      10,121,949
                                                   -------------
                 TOTAL CHILE.....................     34,570,378
                                                   -------------
    SHARES                                             VALUE
---------------                                    -------------
                 COLOMBIA (4.7%)
                 BANKING
        291,763  Banco de Bogota.................  $   1,356,442
         61,000  Banco Industrial Colombiano
                   (ADR).........................      1,090,375
                                                   -------------
                                                       2,446,817
                                                   -------------
                 BUILDING & CONSTRUCTION
         85,400  Cementos Diamante S.A. (ADR) -
                   144A**........................      2,022,955
        483,887  Compania de Cementos Argos
                   S.A...........................      2,815,600
                                                   -------------
                                                       4,838,555
                                                   -------------
                 FINANCIAL SERVICES
        138,980  Compania Suramericana de Seguros
                   S.A...........................      2,492,429
                                                   -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        171,052  Compania Nacional de Chocolates
                   S.A...........................      1,283,724
                                                   -------------
                 RETAIL
        428,100  Almacenes Exito S.A.............      1,251,754
                                                   -------------
                 TOTAL COLOMBIA..................     12,313,279
                                                   -------------
                 MEXICO (32.3%)
                 AUTOMOTIVE
         56,440  Corporacion Industrial San Luis
                   S.A. de C. V. (Units)++.......        312,874
      4,896,000  Industria Automotriz S.A. (B
                   Shares)*......................        731,739
                                                   -------------
                                                       1,044,613
                                                   -------------
                 BANKING
        935,500  Grupo Financiero Inbursa S.A. de
                   C.V. (B Shares)...............      3,171,294
                                                   -------------
                 BUILDING & CONSTRUCTION
        142,600  Empresas ICA Sociedad
                   Controladora S.A. de C.V.
                   (ADR).........................      1,925,100
                                                   -------------
                 BUILDING MATERIALS
         86,000  Apasco S.A. de C.V..............        448,696
      1,700,700  Cemex S.A. de C.V. (B Shares)...      6,955,308
        882,080  Grupo Cementos de Chihuahua S.A.
                   de C.V........................        738,263
                                                   -------------
                                                       8,142,267
                                                   -------------
                 CONGLOMERATES
      1,456,899  Grupo Carso S.A. de C.V.*.......     10,115,155
        599,341  Grupo Industria Alfa S.A. de
                   C.V. (A Shares)...............      8,102,504
                                                   -------------
                                                      18,217,659
                                                   -------------

TCW/DW LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    SHARES                                             VALUE
---------------                                    -------------
                 FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         14,400  Coca Cola FEMSA S.A. de C.V.
                   (ADR).........................  $     361,800
         74,100  Empresas la Moderna S.A. de C.V.
                   (ADR).........................      1,333,800
        778,400  Fomento Economico Mexicano S.A.
                   de C.V. (B Shares)............      2,189,250
        245,846  Gruma S.A. de C.V. (B Shares)...        800,002
        385,300  Grupo Industrial Bimbo S.A. de
                   C.V. (Series A)...............      1,570,516
        599,340  Grupo Industrial Maseca S.A. de
                   C.V. (B2 Shares)..............        433,219
        839,800  Jugos de Valle S.A. de C.V. (B
                   Shares).......................      1,198,084
         71,070  Panamerican Beverages, Inc......      2,807,265
                                                   -------------
                                                      10,693,936
                                                   -------------
                 MEDIA GROUP
        175,000  Grupo Televisa S.A. (GDR).......      4,921,875
                                                   -------------
                 METALS & MINING
        277,984  Tubos de Acero de Mexico S.A. de
                   C.V. (ADR)*...................      2,258,620
                                                   -------------
                 MULTI-INDUSTRY
        200,600  DESC S.A. de C.V. (Series B)....        812,212
                                                   -------------
                 PAPER & FOREST PRODUCTS
        332,100  Kimberly-Clark de Mexico S.A. de
                   C.V. (A Shares)...............      5,572,602
                                                   -------------
                 RETAIL
      5,099,118  Cifra S.A. de C.V. (C Shares)*..      6,470,892
                                                   -------------
                 TELECOMMUNICATIONS
        578,873  Telefonos de Mexico S.A. de C.V.
                   (Series L) (ADR)..............     19,609,323
                                                   -------------
    SHARES                                             VALUE
---------------                                    -------------
                 TRANSPORTATION
        176,500  Transportacion Maritima Mexicana
                   S.A. de C.V. (Series A)
                   (ADR).........................  $   1,456,125
                                                   -------------
                 TOTAL MEXICO....................     84,296,518
                                                   -------------
                 PERU (4.5%)
                 BREWERY
      1,149,309  Cerveceria  Backus  &   Johnston
                   S.A...........................      1,781,307
                                                   -------------
                 CHEMICALS
        474,847  Explosivos S.A..................        766,207
                                                   -------------
                 DISTRIBUTION
        378,372  Enrique Ferreyros S.A...........        472,363
                                                   -------------
                 FINANCIAL SERVICES
        139,095  Credicorp Ltd. (ADR)............      2,573,258
                                                   -------------
                 METALS & MINING
        134,825  Companhia de Minas Buenaventura
                   S.A. (C Shares)...............      1,061,425
                                                   -------------
                 TELECOMMUNICATIONS
      2,270,420  CPT-Telefonica de Peru S.A. (B
                   Shares).......................      5,051,805
                                                   -------------
                 TOTAL PERU......................     11,706,365
                                                   -------------
                 VENEZUELA (0.0%)
                 UTILITIES - ELECTRIC
         23,223  C.A. la Electricidad de Caracas
                   S.A.C.A.......................         18,301
                                                   -------------
TOTAL COMMON AND PREFERRED STOCKS,
  AND RIGHTS (IDENTIFIED COST
  $247,336,708)(A).................       98.2%  256,361,594
CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES......................        1.8     4,704,262
                                         -----   -----------
NET ASSETS.........................      100.0%  $261,065,856
                                         -----   -----------
                                         -----   -----------

------------------
ADR  AMERICAN DEPOSITORY RECEIPT.
ADS  AMERICAN DEPOSITORY SHARES.
GDR  GLOBAL DEPOSITORY RECEIPT.
 *   NON-INCOME PRODUCING SECURITY.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
++ CONSISTS OF MORE THAN ONE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; GENERALLY STOCKS WITH ATTACHED WARRANTS.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $255,416,965; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $29,915,409 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $28,970,780, RESULTING IN NET UNREALIZED APPRECIATION OF $944,629.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JANUARY 31, 1996
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
INDUSTRY                                                                                       VALUE      NET ASSETS
------------------------------------------------------------------------------------------  -----------  -------------
Automotive................................................................................  $ 1,689,377          0.7%
Banking...................................................................................   13,403,506          5.1
Banks.....................................................................................    4,277,356          1.6
Brewery...................................................................................    9,909,074          3.8
Building & Construction...................................................................   12,324,626          4.7
Building Materials........................................................................    8,585,518          3.3
Chemicals.................................................................................    2,101,120          0.8
Conglomerates.............................................................................   18,217,659          7.0
Distribution..............................................................................      472,363          0.2
Financial Services........................................................................    6,959,981          2.7
Food, Beverage, Tobacco & Household Products..............................................   21,624,918          8.2
Investment Companies......................................................................    8,335,269          3.2
Machinery - Diversified...................................................................    1,507,585          0.6
Media Group...............................................................................    4,921,875          1.9
Metals & Mining...........................................................................    8,206,984          3.1
Multi-Industry............................................................................   10,600,359          4.1
Oil & Gas.................................................................................    2,262,486          0.9
Oil Related...............................................................................    3,244,402          1.2
Paper & Forest Products...................................................................    5,793,361          2.2
Real Estate...............................................................................      702,096          0.3
Retail....................................................................................    7,722,646          2.9
Retail - Department Stores................................................................    3,164,764          1.2
Telecommunications........................................................................   68,427,653         26.2
Textiles..................................................................................      921,529          0.4
Transportation............................................................................    1,456,125          0.6
Utilities - Electric......................................................................   29,528,962         11.3
                                                                                            -----------          ---
                                                                                            $256,361,594        98.2%
                                                                                            -----------          ---
                                                                                            -----------          ---

                                                                                                          PERCENT OF
TYPE OF INVESTMENT                                                                             VALUE      NET ASSETS
------------------------------------------------------------------------------------------  -----------  -------------
Common Stocks.............................................................................  $188,447,704        72.2%
Preferred Stocks..........................................................................   67,863,603         26.0
Rights....................................................................................       50,287          0.0
                                                                                            -----------          ---
                                                                                            $256,361,594        98.2%
                                                                                            -----------          ---
                                                                                            -----------          ---

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
JANUARY 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $247,336,708)...........  $256,361,594
Cash.......................................    4,935,497
Receivable for:
  Shares of beneficial interest sold.......      634,158
  Dividends................................      199,528
  Interest.................................       17,519
Deferred organizational expenses...........       75,057
Prepaid expenses and other assets..........       58,888
                                             -----------
        TOTAL ASSETS.......................  262,282,241
                                             -----------
LIABILITIES:
Payable for:
  Plan of distribution fee.................      227,484
  Shares of beneficial interest
    repurchased............................      177,807
  Management fee...........................      170,613
  Investment advisory fee..................      113,742
  Investments purchased....................      102,952
Accrued expenses and other payables........      423,787
                                             -----------
        TOTAL LIABILITIES..................    1,216,385
                                             -----------
NET ASSETS:
Paid-in-capital............................  368,448,889
Net unrealized appreciation................    9,022,124
Accumulated net investment loss............     (894,899)
Accumulated net realized loss..............  (115,510,258)
                                             -----------
        NET ASSETS.........................  $261,065,856
                                             -----------
                                             -----------
NET ASSET VALUE PER SHARE, 27,546,662
  shares outstanding (unlimited shares
  authorized of $.01 par value)............
                                                   $9.48
                                             -----------
                                             -----------

Statement of Operations
FOR THE YEAR ENDED JANUARY 31, 1996

NET INVESTMENT INCOME:
  INCOME
    Dividends (net of $639,669 foreign
      withholding tax).....................  $ 5,525,949
    Interest...............................      592,392
                                             -----------
        TOTAL INCOME.......................    6,118,341
                                             -----------
  EXPENSES
    Plan of distribution fee...............    2,580,274
    Management fee.........................    1,935,206
    Investment advisory fee................    1,290,137
    Custodian fees.........................      796,720
    Transfer agent fees and expenses.......      752,768
    Professional fees......................       95,175
    Registration fees......................       64,141
    Shareholder reports and notices........       52,549
    Trustees' fees and expenses............       46,932
    Organizational expenses................       39,146
    Other..................................       29,711
                                             -----------
        TOTAL EXPENSES.....................    7,682,759
                                             -----------
        NET INVESTMENT LOSS................   (1,564,418)
                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    NET REALIZED LOSS ON:
      Investments..........................  (67,614,802)
      Foreign exchange transactions........     (619,051)
                                             -----------
        TOTAL LOSS.........................  (68,233,853)
                                             -----------
    NET CHANGE IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments..........................   68,480,678
      Net translation of other assets and
        liabilities denominated in foreign
        currencies.........................       45,977
                                             -----------
        TOTAL APPRECIATION.................   68,526,655
                                             -----------
        NET GAIN...........................      292,802
                                             -----------
        NET DECREASE.......................  $(1,271,616)
                                             -----------
                                             -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   FOR THE YEAR     FOR THE YEAR
                                                                                       ENDED            ENDED
                                                                                    JANUARY 31,      JANUARY 31,
                                                                                       1996             1995
                                                                                  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss.........................................................   $  (1,564,418)   $  (5,488,643)
    Net realized loss...........................................................     (68,233,853)     (50,838,277)
    Net change in unrealized appreciation/depreciation..........................      68,526,655     (131,066,806)
                                                                                  ---------------  ---------------
        Net decrease............................................................      (1,271,616)    (187,393,726)
  Distributions from net realized gain..........................................        --             (8,954,749)
  Net increase (decrease) from transactions in shares of beneficial interest....     (32,436,582)     165,166,940
                                                                                  ---------------  ---------------
        Total decrease..........................................................     (33,708,198)     (31,181,535)
NET ASSETS:
  Beginning of period...........................................................     294,774,054      325,955,589
                                                                                  ---------------  ---------------
  END OF PERIOD (including accumulated net investment loss of $894,899 and $0,
   respectively)................................................................   $ 261,065,856    $ 294,774,054
                                                                                  ---------------  ---------------
                                                                                  ---------------  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------
    losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses in the amount of approximately $244,000 which have been reimbursed in the amount of $200,000. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Management Agreement, the Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

    If, in any fiscal year, the Fund's total operating expenses, exclusive of tax, interest, brokerage fees, distribution fees and extraordinary expenses, exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000, the Manager and the Adviser will reimburse the Fund, on a pro-rata basis, for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION--Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR), an affiliate of the Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

    Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

    The Distributor has informed the Fund that for the year ended January 31, 1996, it received approximately $1,455,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1996 aggregated $157,588,277 and $163,386,951, respectively.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At January 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $80,000.

TCW/DW LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                         JANUARY 31, 1996              JANUARY 31, 1995
                                                   ----------------------------  -----------------------------
                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                   ------------  --------------  ------------  ---------------
Sold.............................................     7,422,903  $   63,325,768    18,877,547  $   258,325,274
Reinvestment of distributions....................       --             --             739,138        8,455,745
                                                   ------------  --------------  ------------  ---------------
                                                      7,422,903      63,325,768    19,616,685      266,781,019
Repurchased......................................   (11,407,729)    (95,762,350)   (8,388,944)    (101,614,079)
                                                   ------------  --------------  ------------  ---------------
Net increase (decrease)..........................    (3,984,826) $  (32,436,582)   11,227,741  $   165,166,940
                                                   ------------  --------------  ------------  ---------------
                                                   ------------  --------------  ------------  ---------------

7. FEDERAL INCOME TAX STATUS--At January 31, 1996, the Fund had a net capital loss carryover of approximately $96,914,000 of which $4,864,000 will be available through January 31, 2003 and $92,050,000 will be available through January 31, 2004 to offset future capital gains to the extent provided by regulations.

    Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $10,456,000 and $60,000, respectively during fiscal 1996.

    As of January 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies. The Fund had permanent book/tax differences primarily attributable to foreign currency losses and a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended January 31, 1996, accumulated net investment loss was credited $669,519, paid-in-capital was charged $2,019,184 and accumulated net realized loss was credited $1,349,665.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

    The Fund is also permitted to write covered call options on portfolio securities and certain foreign currencies to hedge against a decline in the value of a security or the underlying currency of such security.

    At January 31, 1996, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Fund's custodian.

TCW/DW LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                      FOR THE PERIOD
                                                               FOR THE YEAR ENDED JANUARY 31,       DECEMBER 30, 1992*
                                                           ---------------------------------------       THROUGH
                                                                  1996            1995      1994     JANUARY 31, 1993
                                                           ------------------   --------  --------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $   9.35        $ 16.05   $  9.56        $ 10.00
                                                                --------        --------  --------       -------
Net investment loss......................................          (0.06)         (0.17 )   (0.04 )        (0.01)
Net realized and unrealized gain (loss)..................           0.19          (6.21 )    6.68          (0.43)
                                                                --------        --------  --------       -------
Total from investment operations.........................           0.13          (6.38 )    6.64          (0.44)
Less distributions from net realized gain................       --                (0.32 )   (0.15 )      --
                                                                --------        --------  --------       -------
Net asset value, end of period...........................       $   9.48        $  9.35   $ 16.05        $  9.56
                                                                --------        --------  --------       -------
                                                                --------        --------  --------       -------

TOTAL INVESTMENT RETURN+.................................           1.39%        (40.12 )%   69.49%        (4.30)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................           2.98%          2.87%     2.89%          3.08%(2)
Net investment loss......................................          (0.61)%        (1.46 )%   (0.90 )%        (1.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................       $261,066        $294,774  $325,956       $69,611
Portfolio turnover rate..................................             64%           145%      111%             1%(1)

--------------
  *  COMMENCEMENT OF OPERATIONS.
  +  DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
 (1) NOT ANNUALIZED.
 (2) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW LATIN AMERICAN GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Latin American Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Latin American Growth Fund (the "Fund") at January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 30, 1992 (commencement of operations) through January 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 13, 1996

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Maunuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Micheal P. Reilly
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


TCW  DW

LATIN AMERICAN GROWTH FUND


[Graphic]


ANNUAL REPORT
JANUARY 31, 1996

TCW/DW LATIN AMERICAN GROWTH FUND
                        GROWTH OF $10,000

      DATE                   TOTAL           IFC
      ----                   -----           ---

December 30, 1992           $10,000        $10,000
January 31, 1993            $ 9,570        $ 9,707
January 31, 1994            $16,220        $18,233
January 31, 1995            $ 9,712        $12,253
January 31, 1996            $ 9,657(3)     $13,297


                  AVERAGE ANNUAL TOTAL RETURNS
                   1 YEAR         LIFE OF FUND
                   ------         ------------

                   1.39 (1)         -0.50  (1)
                  -3.61 (2)         -1.12  (2)


                    Fund            IFC (4)
             -------         -------


Past performance is not predictive of future returns.
__________________________________________________________


(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 Year-5%, since inception 2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on January 31, 1996.

(4) The International Finance Corporation's Investable Latin America Total Return Index is a broad, neutral and historically consistent benchmark for the Latin American Markets. The Index, which includes Argentina, Brazil, Chile, Columbia, Mexico and Venezuela, reflects restrictions on foreign investment. No single market is dramatically overweighted. The Index is unmanaged and should not be considered an investment.